UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03880
                                                     ---------------------

                          Wayne Hummer Investment Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                             300 South Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Thomas J. Rowland, President
                    300 South Wacker Drive, Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:   1-800-621-4477
                                                           -------------------

                  Date of fiscal year end:  03/31/03
                                           ------------------

                  Date of reporting period:  09/30/03
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                 Wayne Hummer(R)
                                   Income Fund


PORTFOLIO MANAGER:

[photo of DAVID J. GALVAN]

DAVID J. GALVAN




SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2003


DEAR FELLOW SHAREHOLDER,

We are pleased to provide you with this report which details the operation of the Wayne Hummer Income Fund for the six-month period ended September 30, 2003.

OVERVIEW

For the 6-month and 1-year periods ended September 30, 2003, the Wayne Hummer Income Fund produced total returns1 of 1.66% and 3.77%, respectively. The Merrill Lynch U.S. Corporate and Government 1-10-Year Index2--the index to which we compare the Fund's performance--posted returns of 2.62% and 5.80% over the same periods.

The Fund declared income dividends totaling $0.54 per share over the past twelve months, equivalent to a distribution rate per share of 3.06%3. The Fund's yield for the 30-day period ended September 30, was 2.73%. The Fund's net asset value per share was $15.79 at September 30, 2003, up from $15.75 the previous year.

YEAR IN REVIEW

While bond yields decreased through much of the past 12 months, the last three months has been a period of increasing yields. (The value of all fixed income investments is inversely tied to changes in interest rates. As interest rates fall, bond prices rise and visa versa). Earlier this year, the outlook of many economists called for deflation and a lackluster economy. This proved to be short lived as Federal tax cuts and government spending helped slow the rate at which jobs were eliminated and the U.S. Gross Domestic Product showed signs of improvement.

We believe that the Federal Open Market Committee (FOMC) will do its best to stimulate the economic recovery by keeping short-term interest rates low, at least through the election next year. Nonetheless, longer-term rates have begun to rise in response to the signs of an economic recovery and weakness in the U.S. dollar (a weak dollar results in international selling of government notes). Whether yields rise much more will depend largely on how inflation plays out over the next year. If inflation remains subdued, we don't expect yields to move much higher. However, if inflation begins to climb, bond yields could increase appreciably.

We believe that longer-term interest rates will continue to rise slowly over the next twelve months. As a result, we continue to position the portfolio to take advantage of rising longer-term interest rates.

PORTFOLIO PERFORMANCE AND FOCUS

The Wayne Hummer Income Fund underperformed its benchmark index during the preceding six and twelve-month periods primarily due to the Fund's longer duration than the index. Longer-term performance continues to be plagued by the single airline-related holding which was liquidated during the fourth quarter of 2002. In addition, the Fund's benchmark index is an unmanaged index of notes and bonds, and unlike the Fund, does not incur the operating expense of a managed portfolio of fixed income securities.

Looking ahead, we will continue to maintain the high credit quality of the portfolio. We believe that high credit quality combined with the additional yield provided by corporate bonds should help provide good performance in the coming quarter. Over the past six months, the corporate bond market has performed well as strengthening economic fundamentals helped mitigate the effects of higher interest rates. We believe corporate bonds will continue to perform well and thus we will continue to concentrate on opportunities within the corporate market in the near term. The improving economy and increased government deficits will most likely push interest rates higher.

Higher interest rates result in lower bond prices. However, improved economic conditions should bode well for lower-quality investment grade corporate bonds. The Fund is positioned to take advantage of this.

Over the near-term, we will continue to focus on those issues which we believe will benefit most from an improved economic environment. We are comfortable with the Fund's duration of approximately 4.4 years, which we believe is long enough to provide a high level of income, but short enough to provide reasonable protection should interest rates rise further. Duration is a measure of price sensitivity to interest rate changes. When interest rates fall, longer-duration portfolios produce a greater rise in value than shorter-duration portfolios. On the other hand, when interest rates rise, shorter-duration portfolios protect value better than longer portfolios. The Fund has increased its exposure to corporate credits over the last six-months and we look to maintain this higher exposure for the near term.

The average credit quality and liquidity of the portfolio remain high. Some 43% of the Fund's assets are allocated to U.S. Treasury, Agency and U.S. Government Agency mortgage-backed securities, all of which are of the highest credit quality.

As always, we appreciate the privilege of serving your investment needs.

Sincerely,

/s/ David J. Galvan

David J. Galvan
Vice President
Wayne Hummer Asset Management Company

October 24, 2003



1    Total returns exclude 1% sales charge.

2 The Merrill Lynch U.S. Corporate and Government 1-10 Year Index is an unmanaged index of fixed rate, coupon bearing government, investment grade corporate and mortgage pass-through securities.

3 Distribution rate per share is based upon dividends per share declared during the period divided by the net asset value per share at September 30, 2003.

PERFORMANCE COMPARISON

WAYNE HUMMER INCOME FUND VS. MERRILL LYNCH U.S. CORPORATE AND GOVERNMENT 1-10 YEAR INDEX

Growth of $10,000 initial investment for a 10 year period ended September 30, 2003.


[line chart data]:


                             Merrill Lynch
                            U.S. Corporate
                            and Government
                           1-10 Year Index                Income Fund

Sep-93                             $10,000                    $ 9,900
                                    10,017                      9,926
                                     9,825                      9,732
                                     9,770                      9,580
Sep-94                               9,848                      9,606
                                     9,843                      9,681
                                    10,272                     10,136
                                    10,785                     10,604
Sep-95                              10,962                     10,827
                                    11,351                     11,185
                                    11,258                     11,028
                                    11,325                     11,090
Sep-96                              11,523                     11,254
                                    11,807                     11,577
                                    11,801                     11,504
                                    12,148                     11,904
Sep-97                              12,476                     12,288
                                    12,745                     12,621
                                    12,949                     12,799
                                    13,193                     13,044
Sep-98                              13,774                     13,534
                                    13,823                     13,552
                                    13,798                     13,406
                                    13,744                     13,322
Sep-99                              13,874                     13,438
                                    13,888                     13,400
                                    14,094                     13,678
                                    14,328                     13,798
Sep-00                              14,736                     14,183
                                    15,293                     14,539
                                    15,805                     15,049
                                    15,901                     15,129
Sep-01                              16,653                     15,713
                                    16,664                     15,627
                                    16,614                     15,527
                                    17,194                     16,164
Sep-02                              17,983                     16,774
                                    18,273                     16,895
                                    18,541                     17,122
                                    19,021                     17,566
Sep-03                              19,025                     17,405


AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03

  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                   1 YEAR       5 YEAR       10 YEAR
================================================================================

  WAYNE HUMMER INCOME FUND
  (assuming 1% sales charge)           2.73%        4.95%        5.70%
--------------------------------------------------------------------------------
  MERRILL LYNCH U.S. CORPORATE
  AND GOVERNMENT 1-10 YEAR INDEX       5.80%        6.67%        6.64%
--------------------------------------------------------------------------------


Note: This graph compares an initial $10,000 investment in the Wayne Hummer Income Fund adjusted for the maximum sales charge of 1%, with the Merrill Lynch U.S. Corporate and Government 1-10 Year Index, which is unmanaged. All returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

PORTFOLIO HIGHLIGHTS

  TOP 10 BOND HOLDINGS AS OF 9/30/03:
================================================================================

 1. Federal Farm Credit Banks, 3.88%, 5/7/10
 2. Federal National Mortgage Association, 6.63%, 11/15/10
 3. U.S. Treasury Note, 5.50%, 2/15/08
 4. Citifinancial, 6.63%, 6/1/15
 5. Champion International Corporation, 6.40%, 2/15/26
 6. Marathon Oil Corporation, 6.65%, 2/1/06
 7. The Washington Post Company, 5.50%, 2/15/09
 8. General Electric Capital Corporation, 6.00%, 6/15/12
 9. Federal Home Loan Banks, 4.65%, 5/21/07
10. Regions Bank, 2.90%, 12/15/06

The top ten holdings comprise 54.5% of net assets.

  PERFORMANCE COMPOSITION AS OF 9/30/03: (% OF NET ASSETS)
================================================================================

[pie chart data]:

52%   CORPORATE OBLIGATIONS

37%   U.S. GOVERNMENT AND
      AGENCY ISSUES

6%    MORTGAGE-BACKED SECURITIES

2%    PREFERRED STOCK

3%    CASH AND OTHER


Portfolio holdings are subject to change and may not represent future portfolio composition.

STATEMENTS OF ASSETS AND LIABILITIES

                                      SEPTEMBER 30, 2003
                                              (UNAUDITED)    MARCH 31, 2003
=============================================================================
  ASSETS
  Investments, at value:
    Unaffiliated issuers (Cost: $14,002,470
      and $17,232,100, respectively)         $14,479,015        $18,176,321
    Affiliated issuers (Cost: $277,384 and
      $195,457, respectively)                    277,384            195,457
  Interest receivable                            194,564            236,150
  Receivable for Fund Shares sold                  4,208                  0
  Other                                           13,076              6,742
-----------------------------------------------------------------------------
  Total assets                                14,968,247         18,614,670

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                43,158                  5
  Dividends payable                                8,443              9,845
  Due to Wayne Hummer Asset Management Company     6,332              7,864
  Accrued liabilities                              4,771              8,483
-----------------------------------------------------------------------------
  Total liabilities                               62,704             26,197
-----------------------------------------------------------------------------
  Net assets applicable to 943,923 and
    1,177,715 Shares outstanding, no par
    value, equivalent to $15.79 and
    $15.78 per Share, respectively           $14,905,543        $18,588,473
=============================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                            $14,557,503        $18,206,993
  Net unrealized appreciation of investments     476,545            944,221
  Accumulated net realized loss on sales
    of investments                              (128,505)          (562,741)
-----------------------------------------------------------------------------
  Net assets applicable to
        Shares outstanding                   $14,905,543        $18,588,473
=============================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price
    per Share ($14,905,543 / 943,923 Shares
    outstanding and $18,588,473 / 1,177,715
     Shares outstanding, respectively)            $15.79             $15.78
=============================================================================
  Maximum offering price per Share (net asset
    value, plus1.01% of net asset value or 1%
    of offering price)                            $15.95             $15.94
=============================================================================


               See accompanying notes to the financial statements.

STATEMENTS OF OPERATIONS

                                       SIX MONTHS ENDED
                                     SEPTEMBER 30, 2003          YEAR ENDED
                                             (UNAUDITED)     MARCH 31, 2003
=============================================================================
  INVESTMENT INCOME:

  Interest                                      $361,870           $951,778
  Dividends                                       10,919             20,748
-----------------------------------------------------------------------------
  Total investment income                        372,789            972,526

  EXPENSES:

  Management fees                                 44,168             92,464
  Transfer agent fees                             12,709             24,979
  Professional fees                               16,224             24,870
  Portfolio accounting fees                        7,883             16,916
  Printing costs                                   3,908             14,979
  Registration fees                                4,275             13,072
  Custodian fees                                   6,800             12,900
  Trustee fees                                     4,999             10,388
  Other                                            1,950              2,100
-----------------------------------------------------------------------------
  Total expenses                                 102,916            212,668
-----------------------------------------------------------------------------
  Net investment income                          269,873            759,858

  Net realized gain (loss) on sales
        of investments                           443,826           (274,989)
  Change in net unrealized appreciation         (467,676)         1,335,835
-----------------------------------------------------------------------------
  Net gain (loss) on investments                 (23,850)         1,060,846

  Net increase in net assets resulting
    from operations                             $246,023         $1,820,704
=============================================================================



                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2003         YEAR ENDED
                                              (UNAUDITED)    MARCH 31, 2003
=============================================================================
  OPERATIONS:

  Net investment income                         $269,873           $759,858
  Net realized gain (loss) on sales
        of investments                           443,826           (274,989)
  Change in net unrealized appreciation         (467,676)         1,335,835
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                   246,023          1,820,704

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (279,463)          (776,080)

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                    1,234,214          2,967,464
  Shares issued upon reinvestment of dividends   227,631            616,862
-----------------------------------------------------------------------------
                                               1,461,845          3,584,326
  Less payments for Shares redeemed            5,111,335          4,496,748
-----------------------------------------------------------------------------
  Decrease from Fund Share transactions       (3,649,490)          (912,422)

  Total increase (decrease) in net assets     (3,682,930)           132,202

  NET ASSETS:

  Beginning of period                         18,588,473         18,456,271
-----------------------------------------------------------------------------
  End of period                              $14,905,543        $18,588,473
=============================================================================


               See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                SIX MONTHS ENDED
                              SEPTEMBER 30, 2003         YEAR ENDED MARCH 31,
                                      (UNAUDITED)   2003  2002(c)   2001    2000
================================================================================

  NET ASSET VALUE, BEGINNING OF PERIOD   $15.78  $14.92  $15.21  $14.65  $15.21
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                    0.25    0.65    0.77    0.86    0.90
  Net realized and unrealized gains
    (losses) on investments                0.01    0.86   (0.29)   0.56   (0.56)
--------------------------------------------------------------------------------
  Total from investment operations         0.26    1.51    0.48    1.42    0.34

  LESS DISTRIBUTIONS:
  Dividends from net investment income    (0.25)  (0.65)  (0.77)  (0.86)  (0.90)

  NET ASSET VALUE, END OF PERIOD         $15.79  $15.78  $14.92  $15.21  $14.65
================================================================================
  TOTAL RETURN (a)                        1.66%  10.27%   3.17%  10.02%   2.03%

  RATIOS AND SUPPLEMENTARY DATA

  Net assets, end of period ($000's)     14,906  18,588  18,456  17,371  18,033
  Ratio of total expenses to average
    net assets                           1.16%(b) 1.15%   1.15%   1.08%   1.02%
  Ratio of net investment income to
    average net assets                   3.06%(b) 4.11%   4.98%   5.85%   5.78%
  Portfolio turnover rate                  62%(b)   40%     50%     37%     11%
================================================================================


NOTES TO FINANCIAL HIGHLIGHTS:

(a) Excludes sales charge of 1%, which was effective August 1, 1999 for new accounts.

(b) Ratios have been determined on an annualized basis.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for investment companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. These changes for the year ended March 31, 2002, did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets decreased from 5.07% to 4.98% for the year ended March 31, 2002. Per share, ratios and supplemenary data for years ended prior to March 31, 2002 have not been restated to reflect this change in presentation.



                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003 (UNAUDITED)

                        PRINCIPAL AMOUNT          VALUE
=======================================================

CORPORATE OBLIGATIONS (51.9%)

BANKS (9.2%)
Northern Trust Company,
7.30%, 9/15/06                 $400,000        $451,942
Regions Bank,
2.90%, 12/15/06                 500,000         507,879
Wachovia Corporation (formerly
First Union Bank Corporation),
6.55%, 10/15/35                 375,000         409,820
-------------------------------------------------------
                                              1,369,641

ELECTRIC (4.0%)
Florida Power and Light Company,
5.88%, 4/1/09                   300,000         334,446
South Carolina Electric &
Gas Company,
7.63%, 4/1/25                   150,000         164,746
Southwestern Public Service
Company,
7.25%, 7/15/04                  100,000         104,632
-------------------------------------------------------
                                                603,824

FINANCE (15.2%)
American Express Company,
3.75%, 11/20/07                 250,000         257,589
Ameritech Capital Funding
Corporation,
6.15%, 1/15/08                  250,000         279,339
Citifinancial,
6.63%, 6/1/15                   500,000         568,722
General Electric Capital
Corporation,
6.00%, 6/15/12                  500,000         547,958
General Motors Acceptance
Corporation,
6.13%, 2/1/07                   300,000         317,621
Lehman Brothers Holdings Inc.,
7.20%, 8/15/09                  250,000         291,392
-------------------------------------------------------
                                              2,262,621

FOOD (3.0%)
Sara Lee Corporation,
6.05%, 4/14/08                  400,000         446,434
-------------------------------------------------------

OIL AND GAS (8.6%)
Devon Energy Corporation,
10.25%, 11/1/05                 436,000         504,692
Marathon Oil Corporation
(formerly USX-Marathon Group),
6.65%, 2/1/06                   500,000         551,062
Northwest Natural Gas Company,
6.80%, 5/21/07                  200,000         224,060
-------------------------------------------------------
                                              1,279,814




                        PRINCIPAL AMOUNT          VALUE
=======================================================

PAPER & RELATED PRODUCTS (6.4%)
Champion International Corporation,
6.40%, 2/15/26                 $500,000        $554,538
The Mead Corporation,
6.84%, 3/1/37                   350,000         395,685
-------------------------------------------------------
                                                950,223

PUBLISHING (3.7%)
The Washington Post Company,
5.50%, 2/15/09                  500,000         550,509
-------------------------------------------------------

OTHER (1.8%)
Comcast Cable Communications, Inc.,
6.20%, 11/15/08                 250,000         276,279
-------------------------------------------------------

TOTAL CORPORATE OBLIGATIONS
(Cost: $7,350,221)                            7,739,345
=======================================================

MORTGAGE-BACKED SECURITIES (6.3%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
7.00%, 1/1/27                    87,385          92,726
7.00%, 5/1/32                    81,664          86,389
-------------------------------------------------------
                                                179,115

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(5.1%)
6.50%, 12/15/23                  99,411         104,979
6.50%, 10/15/24                 177,807         187,794
8.00%, 7/20/27                  126,875         136,309
6.00%, 9/20/28                  128,500         133,484
6.50%, 10/15/28                  74,950          78,830
7.00%, 7/15/29                   84,709          90,152
7.50%, 6/20/32                   32,080          34,058
-------------------------------------------------------
                                                765,606
=======================================================
TOTAL MORTGAGE-BACKED SECURITIES
(Cost: $907,656)                                944,721
=======================================================


                 See accompanying notes to financial statements.

                        PRINCIPAL AMOUNT          VALUE
=======================================================
U.S. GOVERNMENT AND AGENCY ISSUES
(37.0%)

Federal National Mortgage
Association,
5.25%, 6/15/06                 $250,000        $271,163
Federal Home Loan Banks,
4.65%, 5/21/07                  500,000         537,111
Federal Home Loan Banks,
5.75%, 10/15/07                 200,000         221,566
U.S. Treasury Note,
5.50%, 2/15/08                1,000,000       1,121,797
Federal Farm Credit Banks,
3.88%, 5/7/10                 2,000,000       2,013,696
Federal National Mortgage
Association,
6.63%, 11/15/10               1,000,000       1,169,645
Tennessee Valley Authority,
4.88%, 12/15/16                 160,000         174,051
-------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY ISSUES
(Cost: $5,489,198)                            5,509,029
-------------------------------------------------------



                                  SHARES          VALUE
=======================================================
PREFERRED STOCK (1.9%)
Harris Preferred Capital Corporation,
7.38%                             6,000        $150,420
Household Capital Trust VII,
7.50%                             5,000         135,500
-------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $255,395)                                285,920
-------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(Cost: $14,002,470)                          14,479,015
-------------------------------------------------------

SHORT-TERM INVESTMENTS (1.9%)

INVESTMENT IN AFFILIATED INVESTMENT COMPANY
Wayne Hummer Money Market Fund
(Cost: $277,384)                                277,384
-------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
(Cost: $14,279,854) (a)                      14,756,399

CASH AND OTHER ASSETS,
LESS LIABILITIES (1.0%)                         149,144
-------------------------------------------------------

NET ASSETS (100.0%)                         $14,905,543
=======================================================


NOTE TO PORTFOLIO OF INVESTMENTS:
(a) Based on the cost of investments of $14,279,866 for federal income tax purposes at September 30, 2003, the aggregate gross unrealized appreciation was $566,038, the aggregate gross unrealized depreciation was $89,505 and the net unrealized appreciation of investments was $476,533.



               See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
The Wayne Hummer Income Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund ("Money Fund"), each operating as a separate mutual fund. The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve a high level of current income in a manner consistent with prudent investment management.

The Board of Trustees of the Trust has voted to terminate the Money Fund on December 22, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in other investment companies are valued at net asset value. Other securities for which no market quotations are available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the market value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. There were no differences between the book basis or tax basis of distributions for the year ended March 31, 2003.

4. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2003, amounting to $307,448, is available to offset future capital gains. If not applied, $51,741 of the loss carryforward expires in 2004, $129,493 expires in 2005, $38,730 expires in 2008, $51,566 expires in 2009 and
$35,918 expires in 2011.

There were no significant differences between the book basis and tax basis components of net assets other than the difference in accumulated net realized loss on sales of investments, attributable to the tax deferral of losses on certain sales of securities.

5. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees on an annual basis of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred management fees of $44,168 and $92,464, respectively, and there were no reimbursements from the Adviser.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred $7,883 and $16,916, respectively, for portfolio accounting services, which includes $7,000 and $15,066, respectively, for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $1,347 and $12,307 from the sale of Fund Shares during the period ended September 30, 2003, and the year ended March 31, 2003, respectively, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in the Money Fund. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statements of Operations. Information relating to these investments was as follows:

                                           SIX MONTHS ENDED      YEAR ENDED
                                         SEPTEMBER 30, 2003  MARCH 31, 2003
================================================================================
  Purchases                                      $4.698,962      $8,577,642
  Sales Proceeds                                 $4,617,035      $8,485,138
  Dividend Income                                      $700          $2,654
  Value                                            $277,384        $195,457
  % of Net Assets                                      1.9%            1.1%

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of Trustees of the Trust, is also Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $4,999 and $10,388, respectively.

6. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows:

                                           SIX MONTHS ENDED      YEAR ENDED
                                         SEPTEMBER 30, 2003  MARCH 31, 2003
================================================================================
  Purchases                                      $5,342,941      $7,124,358
  Proceeds from sales                            $8,916,957      $7,901,115



7. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                           SIX MONTHS ENDED      YEAR ENDED
                                         SEPTEMBER 30, 2003  MARCH 31, 2003
================================================================================
  Shares sold                                        77,965         190,744
  Shares issued upon reinvestment of dividends       14,415          39,792
--------------------------------------------------------------------------------
                                                     92,380         230,536
  Shares redeemed                                  (326,172)       (290,230)
--------------------------------------------------------------------------------
  Net increase (decrease) in Shares outstanding    (233,792)        (59,694)
================================================================================



8. FEDERAL TAX STATUS OF 2003 DIVIDENDS
The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

FUND OVERVIEW

The Wayne Hummer Income Fund (the "Fund") seeks to achieve a high level of current income in a manner consistent with prudent investment management. The Fund invests primarily in intermediate-term corporate and U.S. Government and Agency securities.

The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS

  SYSTEMATIC INVESTING
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  IRA OR RETIREMENT PLANS
Shares of the Fund are a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  INTERNET ADDRESS:  www.whummer.com
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND AT 1-888-621-5588 OR YOUR INVESTMENT EXECUTIVE AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

BOARD OF TRUSTEES

Joseph Alaimo   Charles V. Doherty      Patrick B. Long         Eustace K. Shaw
Chairman        Joel D. Gingiss         James J. Riebandt


START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive      Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

[logo]: WH Wayne Hummer
           Investments (R)


                           Distributor                        9/03



We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.

[logo]: WH Wayne Hummer
           Investments (R)

300 South Wacker Drive
Chicago, Illinois 60606-6607



PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 Wayne Hummer(R)
                                Money Market Fund


PORTFOLIO MANAGER:

[photo of DAVID J. GALVAN]

DAVID J. GALVAN




SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2003

DEAR FELLOW SHAREHOLDER:

We are pleased to present the semi-annual financial statements of the Wayne Hummer Money Market Fund (the "Fund") for the six-month period ended September 30, 2003. As you know from our correspondence mailed in early November, the Fund will be closing on December 22, 2003.

Net assets of the Fund at September 30, 2003, totaled $125,853,398, a decrease of 24% from six months ago. This decline in net assets is mainly attributed to the continuing conversion of assets in the Fund to deposits at banks affiliated with Wayne Hummer Investments L.L.C., the Fund's Distributor, through the Insured Bank Deposits ("IBD") program. Wayne Hummer Investments began offering IBD in June 2002, as an alternative investment for excess cash positions in its clients' accounts.

As a result of alternatives available to brokerage clients, the Board of Trustees of Wayne Hummer Investment Trust determined that it was in the best interest of shareholders to close the Fund on December 22, 2003. As a result, the investment strategy of the Fund will focus on preparing for termination.

Wayne Hummer Asset Management Company, the Investment Adviser of the Fund, has voluntarily agreed to waive a portion of its advisory fees so that the Fund may provide a yield that is competitive with many comparable money market funds. The seven-day average yield and effective yield for the Fund as of September 30, 2003, was 0.33%. Since that figure represents historical data, future yields may be higher or lower.

As the Fund comes to a close, we will continue to follow a conservative approach to portfolio management, investing exclusively in those short-term, fixed-income securities that present the Fund with minimal credit risk. In other words, all investments will be of high credit quality. The average portfolio maturity will be shortened to assist in the liquidation of the Fund.

On behalf of the employees at Wayne Hummer Asset Management Company, and myself, I would like to thank you for your support over the years.

Sincerely,

/s/ David J. Galvan

David J. Galvan
Vice President
Wayne Hummer Asset Management Company

October 24, 2003



An investment in the Wayne Hummer Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields are historical, may fluctuate, and do not guarantee future performance.

STATEMENTS OF ASSETS AND LIABILITIES

                                     SEPTEMBER 30,  2003
                                              (UNAUDITED)    MARCH 31, 2003

  ASSETS

  Investments, at amortized cost            $125,420,879       $160,847,093
--------------------------------------------------------------------------------
  Cash                                           366,902            817,867
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold              1,817,577          4,426,069
--------------------------------------------------------------------------------
  Other                                           39,378            107,527
================================================================================
  Total assets                               127,644,736        166,198,556
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS

  Payable for Fund Shares redeemed             1,717,879          1,020,912
--------------------------------------------------------------------------------
  Dividends payable                               10,508             16,309
--------------------------------------------------------------------------------
  Due to Wayne Hummer Asset Management Company    37,307             42,231
--------------------------------------------------------------------------------
  Accrued liabilities                             25,644             21,503
================================================================================
  Total liabilities                            1,791,338          1,100,955
================================================================================

  Net assets applicable to Shares
     outstanding, equivalent to $1.00
     per Share                              $125,853,398       $165,097,601
================================================================================



STATEMENTS OF OPERATIONS

                                       SIX MONTHS ENDED
                                     SEPTEMBER 30, 2003          YEAR ENDED
                                             (UNAUDITED)     MARCH 31, 2003

  INTEREST INCOME                               $795,870         $4,230,062
================================================================================

  EXPENSES:

  Management fees                                349,743          1,233,984
--------------------------------------------------------------------------------
  Transfer agent fees                             43,188            149,181
--------------------------------------------------------------------------------
  Professional fees                               55,809             88,366
--------------------------------------------------------------------------------
  Trustee fees                                    43,798             57,479
--------------------------------------------------------------------------------
  Custodian fees                                  16,100             47,385
--------------------------------------------------------------------------------
  Printing costs                                  16,500             32,415
--------------------------------------------------------------------------------
  Portfolio accounting fees                       13,922             27,147
--------------------------------------------------------------------------------
  Registration fees                               23,800             19,600
--------------------------------------------------------------------------------
  Insurance costs                                 16,500             14,300
--------------------------------------------------------------------------------
  Other                                           15,800             12,182
================================================================================
  Total expenses                                 595,160          1,682,039
--------------------------------------------------------------------------------
  Less management fees waived                    (73,430)           (50,995)
================================================================================
  Net expenses                                   521,730          1,631,044
--------------------------------------------------------------------------------

  Net increase in net assets
     resulting from operations                  $274,140         $2,599,018
================================================================================



                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2003         YEAR ENDED
                                              (UNAUDITED)    MARCH 31, 2003

  OPERATIONS:

  Net investment income                         $274,140         $2,599,018
--------------------------------------------------------------------------------
  Dividends to shareholders from net
     investment income                          (274,140)        (2,599,018)
--------------------------------------------------------------------------------
  FUND SHARE TRANSACTIONS (DOLLAR
  AMOUNTS AND NUMBER OF SHARES ARE THE SAME):

  Proceeds from Shares sold                  263,633,815        916,629,331
--------------------------------------------------------------------------------
  Shares issued upon reinvestment
     of dividends                                274,592          2,490,815
================================================================================
                                             263,908,407        919,120,146
--------------------------------------------------------------------------------
  Less payments for Shares redeemed         (303,152,610)    (1,170,463,486)
--------------------------------------------------------------------------------
  Decrease from Fund Share transactions      (39,244,203)      (251,343,340)
--------------------------------------------------------------------------------
  NET ASSETS:

  Beginning of period                        165,097,601        416,440,941
================================================================================
  End of period                             $125,853,398       $165,097,601
================================================================================





FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                               SIX MONTHS ENDED
                             SEPTEMBER 30, 2003         YEAR ENDED MARCH 31,
                                     (UNAUDITED)   2003     2002   2001    2000

  NET ASSET VALUE, BEGINNING OF PERIOD    $1.00   $1.00   $1.00   $1.00   $1.00
--------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                   0.00(a)  0.01    0.03    0.05    0.05
--------------------------------------------------------------------------------
  Less dividends from net
    investment income                     0.00(a) (0.01)  (0.03)  (0.05)  (0.05)
--------------------------------------------------------------------------------

  NET ASSET VALUE, END OF PERIOD          $1.00   $1.00   $1.00   $1.00   $1.00
================================================================================
  TOTAL RETURN                            0.19%   0.96%   2.61%   5.81%   4.85%
--------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTARY DATA

  Net assets, end of period ($000's)    125,853 165,098 416,441 422,500 361,187
--------------------------------------------------------------------------------
  Ratio of net expenses to average
    net assets                        0.73%(b)(c) 0.65%(c) 0.64%  0.72%   0.72%
--------------------------------------------------------------------------------
  Ratio of net investment income to
    average net assets                0.38%(b)(c) 1.03%(c) 2.57%  5.64%   4.74%
================================================================================


NOTES TO FINANCIAL HIGHLIGHTS:
a) Less than $0.01 per share.
b) Determined on an annualized basis.
c) During the six months ended September 30, 2003, and the year ended March 31, 2003, the Investment Adviser voluntarily agreed to waive a portion of its management fees. Absent the expense waiver, the ratio of gross expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.10% and 0.02%, respectively.


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003 (UNAUDITED)

                                                    VALUE
COMMERCIAL PAPER (25.1%)
AEROSPACE/DEFENSE (4.4%)
General Dynamics Corporation
1.03% - 1.07%, 10/1/03 - 10/21/03              $5,604,317
---------------------------------------------------------

BANKING (4.0%)
Citicorp
1.08%, 10/17/03                                 4,997,644
---------------------------------------------------------

BUSINESS FINANCE (7.0%)
American General Financial Corporation
1.06%, 10/27/03                                 4,545,583
General Electric Capital Corporation
1.07%, 11/6/03                                  4,274,507
---------------------------------------------------------
                                                8,820,090

CHEMICALS (2.6%)
Du Pont (E.I.) de Nemours and Company
1.05%, 11/5/03                                  3,246,746
---------------------------------------------------------

OIL AND GAS (3.1%)
Northern Illinois Gas Company
1.06%, 11/25/03                                 3,862,853
---------------------------------------------------------

PERSONAL FINANCE (4.0%)
American Express Credit Corporation
1.05%, 10/3/03                                  4,999,711
=========================================================
TOTAL COMMERCIAL PAPER                         31,531,361
=========================================================

U.S. GOVERNMENT AGENCY
DISCOUNT NOTES (74.6%)

FEDERAL HOME LOAN BANKS (20.9%)
1.04%, 10/10/03                                 4,898,738
1.00%, 10/14/03                                 7,938,161
1.05%, 10/15/03                                 3,767,476
0.98%, 10/20/03                                 3,348,285
1.01%, 10/29/03                                 6,355,053
---------------------------------------------------------
                                               26,307,713

FEDERAL NATIONAL
MORTGAGE CORPORATION (53.7%)
1.05%, 10/1/03                                  6,169,000
1.06%, 10/2/03                                  4,463,870
1.04%,10/6/03                                   4,978,288
1.02%, 10/7/03                                  7,649,712
1.05%, 10/8/03                                  7,696,443
1.01%, 10/16/03                                 5,699,624
1.05%, 10/22/03                                 5,177,887




                                                    VALUE

FEDERAL NATIONAL
MORTGAGE CORPORATION (CONT.)

1.01%, 10/23/03                                $1,586,030
1.01%, 10/24/03                                 6,556,808
1.04%, 10/30/03                                 4,563,248
1.01%, 10/31/03                                 4,441,296
1.03%, 11/3/03                                  4,146,158
1.04%, 11/14/03                                 4,453,441
=========================================================
                                               67,581,805
=========================================================
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES                          93,889,518
=========================================================

TOTAL INVESTMENTS (99.7%)                     125,420,879

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.3%)                           432,519
=========================================================

NET ASSETS (100.0%)                          $125,853,398
=========================================================

NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Interest rates represent annualized yield to date of maturity on date of purchase.
(b) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.
(c) The weighted average maturity of the portfolio was 19 days at September 30, 2003.


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Wayne Hummer Money Market Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, the Wayne Hummer CorePortfolio Fund, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, each operating as a separate mutual fund. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to maximize current income in a manner consistent with preservation of capital and maintenance of liquidity.

The Wayne Hummer Money Fund Trust, which commenced investment operations on April 2, 1982, was reorganized as the Fund on July 30, 1999. The Board of Trustees of the Trust has voted to terminate the Fund on December 22, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION

Investments are valued at amortized cost, which approximates fair value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash, in which case they are credited monthly to the shareholder's brokerage account with Wayne Hummer Investments.

4. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

5. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees on a declining basis ranging from an annual rate of .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of the average daily net assets of the Fund. The Adviser may from time to time voluntarily waive all or a portion of its advisory fees payable by the Fund. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred management fees of $349,743 and $1,233,984, respectively, and the Investment Adviser waived $73,430 and $50,995 of its fees, respectively.

Pursuant to an Exemptive Order of the Securities and Exchange Commission, Shares of the Fund may be purchased by the Wayne Hummer CorePortfolio Fund, Growth Fund and Income Fund ("Affiliated Funds"). The Investment Adviser is obligated to waive any advisory fees it earns as a result of investments by Affiliated Funds.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred $13,922 and $27,147, respectively, for portfolio accounting services, which includes $6,800 and $12,147, respectively, for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole owner of North Shore Community Bank & Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as the Shareholder Service Agent and Distributor without compensation from the Fund.

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of Trustees of the Trust, is also Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $43,798 and $57,479, respectively.

6. FEDERAL TAX STATUS OF 2003 DIVIDENDS

The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be declared on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

BOARD OF TRUSTEES

Joseph P. Alaimo      Charles V. Doherty    Patrick B. Long      Eustace K. Shaw
Chairman              Joel D. Gingiss       James J. Riebandt



START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

[logo]: WH Wayne Hummer
           Investments (R)


                           Distributor                        9/03



We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.

[logo]: WH Wayne Hummer
           Investments (R)

300 South Wacker Drive
Chicago, Illinois 60606-6607



PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 WAYNE HUMMER(R)
                                   GROWTH FUND


Photo: Thomas J. Rowland

Portfolio Manager:
Thomas J. Rowland



SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2003

DEAR FELLOW SHAREHOLDER:
In a feat not seen since the early part of 2000, the stock market has managed to post back-to-back quarterly gains. Investors were able to look beyond a growing federal deficit, a purported over-extended consumer, and trade protectionism issues, along with statements made by the Federal Reserve expressing concern over "weakening" job markets, and focus on an accelerating economy.

Mid-cap market indices continued to outperform the S&P 500 Index,1 which gained 2.6% for the latest quarter ended September 30, 2003. The S&P MidCap 400 Index2 produced a 6.6% return, and the Russell Midcap Index,3 our benchmark, a 6.4% return. The Fund trailed this benchmark with a 5.4%4 return. Information technology continued to lead the market higher in the quarter.

The latest quarter's market performance sustains the year-long recovery from the lows of last October. The market appears to be on track for its first annual gain of the past four years. The current economic recovery has proven to be slow to gain momentum, and the growth of jobs in this cycle continues to lag historic precedent. Nonetheless, we retain our confidence that unfolding economic indicators will validate the market trend of the past year. In the meantime, it would appear that the long secular decline in interest rates may be behind us. Earnings growth will likely have to be the driver of future market progress.

It is in the context of what we perceive to be an improving environment for the stock market that this semi-annual report of the Wayne Hummer Growth Fund on September 30, 2003 is presented.

The net asset value of a Fund share increased 22.5% from $27.81 on March 31, 2003 to $34.06 on September 30, 2003. During the first half of the current fiscal year, the Fund's Board of Trustees declared a dividend of $0.01 per share payable to shareholders on April 25, 2003. With dividends reinvested during this period, the return was also 22.5%.4 During this same period the total return for the Russell Midcap Index was 25.9%. For the trailing twelve month period ending September 30, 2003, the return was 19.2%4 compared to 32.6% for the Russell Midcap Index.

The economy is clearly gathering momentum. But, should investors be concerned with a possible derailment due to the lack of growth in the payroll numbers, growing national debt, or even China? An historical perspective may offer relevant insight. Take 1992. George H. W. Bush was President and Bill Clinton was the Democratic candidate. Clinton's campaign rhetoric included the notion that the U.S. was experiencing "the worst economy in 50 years." In truth, the recession ended in the early part of 1991, even though the unemployment rate at the time remained stubbornly high at around 7.5%.

Unemployment, always a lagging indicator, eventually fell as the economy expanded. Indeed, job growth in the 1990's was so strong that unemployment was reduced to 3.8% by 1998. Naysayers then too voiced concern over the almost tripling of the federal deficit since 1981, only to be quieted with actual surpluses materializing by 1998.

Today, George W. Bush is President and political aspirants have borrowed much of the same campaign rhetoric as in 1992. Here again, the economy continues to show signs of improvement, as second quarter GDP growth was 3.1%, with an even stronger third quarter to be reported. Nevertheless, U.S. job creation has been the missing ingredient to an all out recovery, much as it was in 1992. Unlike 1992 however, today's unemployment rate of 6.2% is barely above a level that the Federal Reserve once proclaimed as inflationary. In addition, much debate surrounds the measure of the level of the national debt as well as the greater or lesser impact of that debt.

The predatory nature of "Japan, Inc." and the "job sucking" effect of NAFTA were also hotly debated in 1992, whereas today the object of ire is China. Increased trade creates far more jobs than it destroys, but the greater efficiencies that international trade elicits come into question when labor markets are weak. China's inadequate banking system and its high regard for profitless expansion will undoubtedly result in the same problems that Japan experienced in the 1990s. Nonetheless, U.S. manufacturing jobs have been struggling through a structural shift caused not only by corporations' need to become leaner and more efficient, but also by the seemingly higher cost of labor, namely in pension, healthcare, and employment taxes.

At this juncture, fears of an unsustainable recovery seem overblown. Previous commentaries have mentioned the stimulative nature of cuts in marginal income and capital gain tax rates, the preferred tax treatment of dividends, and the Federal Reserve's accommodative policies. Eventually job growth will return. We believe that corporate earnings will improve as a result of reduced costs, productivity gains and easy comparisons. All good news for stock owners.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,

/s/ Thomas J. Rowland

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust

October 24, 2003


1 The Standard & Poor's 500 Stock Index measures the performance of an unmanaged group of 500 widely held large-capitalization U.S. stocks.

2 The Standard & Poor's MidCap 400 Stock Index measures the performance of an unmanaged group of 400 widely held mid-capitalization U.S. stocks.

3 The Russell Midcap Index measures the performance of an unmanaged group of about 800 medium-sized U.S. companies.

4    The Fund's returns exclude the 2% sales charge.

PERFORMANCE COMPARISON

WAYNE HUMMER GROWTH FUND VS. S&P 500 INDEX
AND RUSSELL MIDCAP INDEX

Growth of $10,000 initial investment for a 10 year period ended September 30, 2003.

                  Growth Fund           Russell Midcap                 S&P 500

1993                   $ 9,800                 $10,000                 $10,000
                        10,202                  10,130                  10,300
                         9,818                   9,831                   9,908
                         9,700                   9,618                   9,941
1994                    10,141                  10,165                  10,430
                        10,108                   9,918                  10,428
                        11,098                  10,951                  11,443
                        11,384                  11,867                  12,523
1995                    11,809                  12,919                  13,520
                        12,617                  13,335                  14,333
                        12,891                  14,138                  15,102
                        13,126                  14,536                  15,771
1996                    13,366                  14,992                  16,256
                        14,116                  15,869                  17,615
                        14,388                  15,739                  18,088
                        16,481                  17,873                  21,240
1997                    17,987                  20,247                  22,833
                        18,377                  20,472                  23,492
                        20,226                  22,685                  26,769
                        20,233                  22,341                  27,652
1998                    17,748                  19,030                  24,901
                        21,603                  22,538                  30,202
                        21,515                  22,431                  31,706
                        24,113                  24,869                  33,942
1999                    22,707                  22,733                  31,824
                        29,848                  26,649                  36,556
                        30,406                  29,337                  37,393
                        28,741                  28,014                  36,400
2000                    29,020                  29,921                  36,047
                        28,734                  28,847                  33,224
                        25,774                  25,821                  29,287
                        27,331                  28,279                  31,001
2001                    23,990                  23,229                  26,456
                        26,785                  27,225                  29,284
                        28,067                  28,381                  29,366
                        24,671                  25,670                  25,434
2002                    21,131                  21,143                  21,042
                        22,062                  22,816                  22,815
                        20,554                  22,278                  22,097
                        23,904                  26,345                  25,495
2003                    25,183                  28,041                  26,168



AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03

  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                    1 YEAR        5 YEAR       10 YEAR
--------------------------------------------------------------------------------
  Wayne Hummer Growth Fund
  (assuming 2% sales charge)             16.79%         6.82%        9.68%
--------------------------------------------------------------------------------
  Russell Midcap Index                   32.63%         8.06%       10.86%
--------------------------------------------------------------------------------
  S&P 500 Index                          24.40%         1.00%       10.04%
--------------------------------------------------------------------------------


Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Midcap Indices. The S&P 500 and Russell Midcap Indices are unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

Top 10 Stock Holdings as of 9/30/03: (% of net assets)

 1. Patterson Dental Company (Distributors - Dental Supplies and Equipment)............ 4.9%
 2. Cardinal Health, Inc. (Health Care Distributors and Services)...................... 4.6%
 3. QUALCOMM Incorporated (Communications Equipment)................................... 4.5%
 4. Illinois Tool Works Inc. (Manufacturing - Diversified)............................. 4.3%
 5. Northern Trust Corporation (Banking)............................................... 4.2%
 6. Applied Materials, Inc. (Semiconductor Equipment).................................. 4.2%
 7. McCormick & Company, Incorporated (Foods).......................................... 3.9%
 8. Fastenal Company (Distribution Wholesale - Building Supplies)...................... 3.8%
 9. H&R Block, Inc. (Commercial Services - Finance).................................... 3.7%
10. The Cooper Companies, Inc. (Distributors - Specialty Health Care Products)......... 3.7%

Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES 4/1/03 - 9/30/03

                                                         Share     Holdings
 Additions                                              Change   on 9/30/03
---------------------------------------------------------------------------
BJ Services Company.................................... 15,000       50,000
Biomet, Inc. .......................................... 10,000       50,000
Pactiv Corporation..................................... 63,000       63,000
TCF Financial Corporation.............................. 22,000       50,000

                                                         Share     Holdings
 Reductions                                             Change   on 9/30/03
---------------------------------------------------------------------------
Broadwing Inc. ....................................... 150,000          -0-
Cardinal Health, Inc. ................................  15,000      110,000
Emerson Electric Co. .................................  25,000          -0-
Illinois Tool Works Inc. .............................  10,000       90,000
Patterson Dental Company..............................  30,000      120,000

STATEMENTS OF ASSETS AND LIABILITIES

                                      September 30, 2003
                                             (Unaudited)     March 31, 2003
--------------------------------------------------------------------------------
  ASSETS
  Investments, at value:
    Unaffiliated issuers (Cost: $74,606,504
      and $75,453,694, respectively)        $135,726,480       $112,174,490
    Affiliated issuers (Cost: $3,988,891 and
      $2,596,311, respectively)                3,988,891          2,596,311
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                118,719             25,570
--------------------------------------------------------------------------------
  Dividends receivable                           150,973            117,066
--------------------------------------------------------------------------------
  Other                                           12,504             28,299
================================================================================
  Total assets                               139,997,567        114,941,736
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                13,549             49,750
--------------------------------------------------------------------------------
  Due to Wayne Hummer Asset Management Company    89,390             76,281
--------------------------------------------------------------------------------
  Accrued liabilities                             30,208             27,906
================================================================================
  Total liabilities                              133,147            153,937
================================================================================
  Net assets applicable to 4,106,425 and
    4,127,451 Shares outstanding, no par
    value, equivalent to $34.06 and
    $27.81 per Share, respectively          $139,864,420       $114,787,799
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                            $77,580,983        $78,034,651
--------------------------------------------------------------------------------
  Net unrealized appreciation of investments  61,119,976         36,720,796
--------------------------------------------------------------------------------
  Undistributed net realized gain on sales
    of investments                             1,203,667              - 0 -
--------------------------------------------------------------------------------
  Undistributed net investment income (loss)     (40,206)            32,352
================================================================================
  Net assets applicable to
        Shares outstanding                  $139,864,420       $114,787,799
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price
    per Share ($139,864,420 / 4,106,425 Shares
    outstanding and $114,787,799 / 4,127,451
    Shares outstanding, respectively)             $34.06             $27.81
================================================================================
  Maximum offering price per Share (net asset
    value, plus 2.02% of net asset value or 2%
    of offering price)                            $34.76             $28.38
================================================================================


               See accompanying notes to the financial statements.

Statements of Operations
                                        Six months ended
                                      September 30, 2003         Year ended
                                             (Unaudited)     March 31, 2003
--------------------------------------------------------------------------------
  Investment Income:
  Dividends                                     $649,038         $1,339,666
--------------------------------------------------------------------------------
  Interest                                           - 0 -            9,492
================================================================================
  Total investment income                        649,038          1,349,158
--------------------------------------------------------------------------------

  Expenses:
  Management fees                                502,676          1,026,038
--------------------------------------------------------------------------------
  Professional fees                               45,194             64,627
--------------------------------------------------------------------------------
  Trustee fees                                    33,816             54,132
--------------------------------------------------------------------------------
  Transfer agent fees                             39,697             53,587
--------------------------------------------------------------------------------
  Custodian fees                                  15,200             31,447
--------------------------------------------------------------------------------
  Portfolio accounting fees                       12,590             22,238
--------------------------------------------------------------------------------
  Printing costs                                  14,554             21,057
--------------------------------------------------------------------------------
  Registration fees                                7,200             13,947
--------------------------------------------------------------------------------
  Other                                            9,400             10,850
================================================================================
  Total expenses                                 680,327          1,297,923
================================================================================
  Net investment income (loss)                   (31,289)            51,235
--------------------------------------------------------------------------------

  Net realized gain on sales of investments    1,203,667             38,072
--------------------------------------------------------------------------------
  Change in net unrealized appreciation       24,399,180        (43,964,435)
================================================================================
  Net gain (loss) on investments              25,602,847        (43,926,363)
--------------------------------------------------------------------------------

  Net increase (decrease) in net assets
    resulting from operations                $25,571,558       ($43,875,128)
================================================================================


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        Six months ended
                                      September 30, 2003         Year ended
                                             (Unaudited)     March 31, 2003
--------------------------------------------------------------------------------
  Operations:
  Net investment income (loss)                  ($31,289)           $51,235
--------------------------------------------------------------------------------
  Net realized gain on sales of investments    1,203,667             38,072
--------------------------------------------------------------------------------
  Change in net unrealized appreciation       24,399,180        (43,964,435)
================================================================================
  Net increase (decrease) in net assets
    resulting from operations                 25,571,558        (43,875,128)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                          (41,269)           (42,982)
--------------------------------------------------------------------------------
  Net realized gains on investments                - 0 -         (1,375,429)
================================================================================
  Total dividends to shareholders                (41,269)        (1,418,411)
--------------------------------------------------------------------------------

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                   10,657,944         10,299,689
--------------------------------------------------------------------------------
  Shares issued upon reinvestment of dividends    39,046          1,361,957
================================================================================
                                              10,696,990         11,661,646
--------------------------------------------------------------------------------
  Less payments for Shares redeemed           11,150,658         16,376,886
================================================================================
  Decrease from Fund Share transactions         (453,668)        (4,715,240)
--------------------------------------------------------------------------------

  Total increase (decrease) in net assets     25,076,621        (50,008,779)
--------------------------------------------------------------------------------

  NET ASSETS:
  Beginning of period                        114,787,799        164,796,578
================================================================================
  End of period (including undistributed net
  investment income (loss) of ($40,206) and
  $32,352 at September 30, 2003 and
  March 31, 2003, respectively)             $139,864,420       $114,787,799
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each period)

                              Six months ended
                            September 30, 2003        Year ended March 31,
                                   (Unaudited)    2003     2002   2001    2000
--------------------------------------------------------------------------------
  NET ASSET VALUE,
    BEGINNING OF PERIOD                $27.81  $38.31  $35.96  $46.83   $36.66
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)          (0.01)    0.01    0.02    0.05    0.06
--------------------------------------------------------------------------------
  Net realized and unrealized gains
    (losses) on investments              6.27   (10.18)   3.13   (6.73)  14.17
================================================================================
  Total from investment operations       6.26   (10.17)   3.15   (6.68)  14.23
--------------------------------------------------------------------------------

  LESS DISTRIBUTIONS:
  Dividends from net investment income  (0.01)   (0.01)  (0.06)  (0.02)  (0.07)
--------------------------------------------------------------------------------
  Distributions from net realized gains
    on investments                       0.00    (0.32)  (0.74)  (4.17)  (3.99)
================================================================================
  Total distributions                   (0.01)   (0.33)  (0.80)  (4.19)  (4.06)
================================================================================

  NET ASSET VALUE, END OF PERIOD       $34.06   $27.81  $38.31  $35.96  $46.83
================================================================================
  TOTAL RETURN (a)                      22.52%  (26.77%)  8.90% (15.23%) 41.33%
--------------------------------------------------------------------------------

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's)   139,864  114,788 164,797 152,217 185,665
--------------------------------------------------------------------------------
  Ratio of total expenses to average
    net assets                          1.03%(b)  0.96%   0.89%   0.91%   0.95%
--------------------------------------------------------------------------------
  Ratio of net investment income (loss)
    to average net assets              (0.05%)(b) 0.04%   0.08%   0.13%   0.15%
--------------------------------------------------------------------------------
  Portfolio turnover rate                   5%(b)    6%      5%      9%     10%
--------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS:
a.) Excludes sales charge of 2%, which was effective August 1, 1999 for new accounts.
b.) Ratios have been determined on an annualized basis.
================================================================================


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
September 30, 2003 (Unaudited)


                               Number of Shares             Value

COMMON STOCKS (97.0%)

CONSUMER DISCRETIONARY 8.2%
Borders Group, Inc. (a)                 120,000        $2,270,400
The Gap, Inc.                            75,000         1,284,000
Interpublic Group of
  Companies, Inc.  (a)                  185,000         2,612,200
LA-Z-Boy Incorporated                   110,000         2,442,000
Royal Caribbean Cruises Ltd.            100,000         2,811,000
-----------------------------------------------------------------
                                                       11,419,600

CONSUMER STAPLES 6.1%
CVS Corporation                         100,000         3,106,000
McCormick & Company,
  Incorporated                          200,000         5,484,000
-----------------------------------------------------------------
                                                        8,590,000

ENERGY 2.4%
BJ Services Company (a)                  50,000         1,708,500
Burlington Resources, Inc.               35,000         1,687,000
-----------------------------------------------------------------
                                                        3,395,500

FINANCIALS 14.1%
Capital One Financial
  Corporation                            50,000         2,852,000
Cincinnati Financial
  Corporation                            90,000         3,596,400
Northern Trust
  Corporation                           140,000         5,941,600
Old Republic International
  Corporation                           150,000         4,963,500
TCF Financial Corporation                50,000         2,397,500
-----------------------------------------------------------------
                                                       19,751,000

HEALTH CARE 19.8%
Apogent Technologies Inc. (a)           140,000         2,920,400
Biomet, Inc.                             50,000         1,680,500
Cardinal Health, Inc.                   110,000         6,422,900
The Cooper Companies, Inc.              126,000         5,134,500
Health Management
  Associates, Inc.                      150,000         3,271,500
Patterson Dental
  Company (a)                           120,000         6,909,600
STERIS Corporation (a)                   60,000         1,381,200
-----------------------------------------------------------------
                                                       27,720,600



                               Number of Shares             Value

INDUSTRIALS 21.1%
Avery Dennison Corporation               95,000        $4,799,400
H&R Block, Inc.                         120,000         5,178,000
Cintas Corporation                       60,000         2,210,400
DeVry, Inc. (a)                          90,000         2,129,400
Fastenal Company                        140,000         5,292,000
IDEX Corporation                         50,000         1,822,000
Illinois Tool Works Inc.                 90,000         5,963,400
Regal-Beloit Corporation                100,000         2,040,000
-----------------------------------------------------------------
                                                       29,434,600

INFORMATION TECHNOLOGY 21.1%
Applied Materials, Inc. (a)             320,000         5,804,800
Concord EFS, Inc. (a)                   180,000         2,460,600
Fiserv, Inc. (a)                        100,000         3,623,000
Kronos Incorporated (a)                  90,000         4,761,900
Molex Incorporated  Class A             100,000         2,454,000
Photronics, Inc. (a)                    150,000         3,189,000
QUALCOMM Incorporated                   150,000         6,246,000
Sun Microsystems, Inc. (a)              280,000           926,800
-----------------------------------------------------------------
                                                       29,466,100

MATERIALS 3.8%
Pactiv Corporation (a)                   63,000         1,277,640
RPM, Inc.                               125,000         1,632,500
Sonoco Products Company                 110,000         2,414,500
-----------------------------------------------------------------
                                                        5,324,640

TELECOMMUNICATION SERVICES 0.4%
Western Wireless
  Corporation Class A (a)                33,500           624,440
-----------------------------------------------------------------
                                                          624,440
=================================================================

TOTAL COMMON STOCKS
(Cost:  $74,606,504)                                  135,726,480
=================================================================



                See accompanying notes to financial statements.

                                                            Value

SHORT-TERM INVESTMENTS (2.9%)

Investment in Affiliated Investment
Company
Wayne Hummer Money Market
   Fund (Cost: $3,988,891)                             $3,988,891
=================================================================




                                                            Value

TOTAL INVESTMENTS  (99.9%)
(Cost: $78,595,395) (b)  $139,715,371

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.1%)                                   149,049
=================================================================

NET ASSETS (100.0%)                                  $139,864,420
=================================================================

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Non-income producing security.
(b) Based on the cost of investments of $78,595,395 for federal income tax purposes at September 30, 2003, the aggregate gross unrealized appreciation was $64,949,265, the aggregate gross unrealized depreciation was $3,829,289 and the net unrealized appreciation of investments was $61,119,976.



                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
The Wayne Hummer Growth Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund ("Money Fund"), each operating as a separate mutual fund. The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve long-term capital growth. The Board of Trustees of the Trust has voted to terminate the Money Fund on December 22, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Securities (other than a security for which the primary market is NASDAQ) are valued at the last reported sale price for securities traded on a principal exchange. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price, and in the absence of any Official Closing Price on the valuation date, a security is valued at the last reported price. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investments in other investment companies are valued at net asset value. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. Total dividends paid during the period ended September 30, 2003 amounted to $41,269, all of which represented ordinary income. Total dividends paid during the year ended March 31, 2003 amounted to $1,418,411, of which $42,982 represented ordinary income and $1,375,429 represented long-term capital gains.

4. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders. There were no significant differences between the book basis and the tax basis components of net assets.

5. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred management fees of $502,676 and $1,026,038, respectively, amounting to approximately 0.76% of average daily net assets of the Fund, and there were no reimbursements from the Adviser.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred $12,590 and $22,238, respectively, for portfolio accounting services, which included $6,010 and $8,760, respectively, for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $25,163 and $58,388 from the sale of Fund Shares during the period ended September 30, 2003, and the year ended March 31, 2003, respectively, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in the Money Fund. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statements of Operations. Information relating to these investments was as follows:

                                           Six months ended      Year ended
                                         September 30, 2003  March 31, 2003

  Purchases                                      $9,751,789     $14,214,675
--------------------------------------------------------------------------------
  Sales Proceeds                                 $8,359,209     $17,891,911
--------------------------------------------------------------------------------
  Dividend Income                                    $5,536         $62,537
--------------------------------------------------------------------------------
  Value                                          $3,988,891      $2,596,311
--------------------------------------------------------------------------------
  % of Net Assets                                      2.9%            2.3%
--------------------------------------------------------------------------------

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of Trustees of the Trust, is also Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $33,816 and $54,132, respectively.

6. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows:

                                           Six months ended      Year ended
                                         September 30, 2003  March 31, 2003

  Purchases                                      $3,039,989      $7,332,438
--------------------------------------------------------------------------------
  Proceeds from sales                            $5,090,846      $9,395,768
--------------------------------------------------------------------------------

7. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets are with respect to the following number of shares:

                                           Six months ended      Year ended
                                         September 30, 2003  March 31, 2003

  Shares sold                                       335,059         321,375
--------------------------------------------------------------------------------
  Shares issued upon reinvestment of dividends        1,355          36,465
================================================================================
                                                    336,414         357,840
--------------------------------------------------------------------------------
  Shares redeemed                                  (357,440)       (532,495)
================================================================================
  Net increase (decrease) in Shares outstanding     (21,026)       (174,655)
================================================================================

8. FEDERAL TAX STATUS OF 2003 DIVIDENDS
The income dividends and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2003 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

FUND OVERVIEW

The investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term capital growth. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS

  SYSTEMATIC INVESTING
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  IRA OR RETIREMENT PLANS
Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  INTERNET ADDRESS:  WWW.WHUMMER.COM

Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND AT 1-888-621-5588 OR YOUR INVESTMENT EXECUTIVE AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

BOARD OF TRUSTEES

Joseph P. Alaimo      Charles V. Doherty    Patrick B. Long      Eustace K. Shaw
Chairman              Joel D. Gingiss       James J. Riebandt



START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

Chicago     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

Appleton    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

Internet    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

[logo]: WH Wayne Hummer
           Investments (R)

                           Distributor                       09/03

We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.

[logo]: WH Wayne Hummer
           Investments (R)

300 South Wacker Drive
Chicago, Illinois 60606-6607

PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 Wayne Hummer(R)
                               CorePortfolio Fund

PORTFOLIO MANAGERS:

[photo of THOMAS J. ROWLAND]
THOMAS J. ROWLAND

[photo of DAVID D. COX]
DAVID D. COX




SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2003

DEAR FELLOW SHAREHOLDER,

We are pleased to present the semi-annual financial statements of the Wayne Hummer CorePortfolio Fund (the "Fund") for the period ended September 30, 2003. For the first half of this fiscal year, the net asset value of a Fund share increased 10.1%1 from $5.85 on March 31, 2003 to $6.44 on September 30, 2003. If dividends were reinvested during this period, the increase was 10.8%1. During this same period the total return for the S&P 500 Index2 was 18.4%. For the last twelve months, on this same basis, the Fund increased 15.5%1, lagging the S&P 500 Index return of 24.4%. Along with the performance results, we also display a listing of the holdings of the Fund, as well as a chart showing the allocation of the portfolio among the broad sectors of the economy.

During the first half of the current fiscal year, the Fund's Board of Trustees declared dividends of $0.03 and $0.01 per share, payable to shareholders on April 25th and July 24th, respectively.

In a feat not seen since the early part of 2000, the stock market has managed to post back-to-back quarterly gains. Investors were able to look beyond a growing federal deficit, a purported over-extended consumer, trade protectionism issues, along with statements made by the Federal Reserve expressing concern over "weakening" job markets, and focus on the accelerating economy.

The economy is clearly gathering momentum. But, should investors be concerned with a possible derailment due to the lack of growth in jobs, growing national debt, or even China? Historical precedent may offer insight. In 1992 Bill Clinton's campaign proclaimed that the U.S. was experiencing "the worst economy in 50 years." In truth, the recession had ended early in 1991. Indeed, job growth in the 1990's reduced unemployment to 3.8% by 1998. Naysayers then too voiced concern over the almost tripling of the federal deficit since 1981, only to be quieted with actual surpluses materializing by 1998.

Today, presidential hopefuls sound much the same as in 1992. Unlike 1992, however, the unemployment rate today is 6.2%, barely above a level that was once considered inflationary. While Japan and NAFTA were hotly debated in 1992, the object of ire today is China. Increased trade raises living standards, but the greater efficiencies that it elicits come into question when labor markets are weak.

Today, fears about a sustainable recovery seem overblown. We suspect that unfolding economic indicators will validate the market trend of the past year. Long-term cuts in marginal tax rates, cuts in capital gains and dividends taxes, and an accommodative Federal Reserve should prevail and eventually foster job growth. Corporate earnings should continue to expand as a result of reduced costs and productivity gains. All of this is good news for stock owners.

The performance shortfall of the Fund for the past six months is attributable to the fact that the stock market rally has been primarily concentrated in lower quality and higher beta (i.e. more volatile) securities, most notably technology-related stocks, and has excluded most of the higher quality companies. The Fund, in essence, is focused on the largest and highest quality equities within each economic sector.

As evidence of the Fund's portfolio of high quality securities, one third of the Fund's portfolio assets are invested in "AAA" rated companies (the highest credit ranking given by Standard & Poor's), 70% is in the "AA" rated category and higher, and nearly the entire portfolio is in the "A" rated category or better. In addition to the portfolio's higher quality profile (in terms of balance sheet strength) and higher dividend yield, it continues to possess attractive growth rates and reasonable valuations when compared to the universe of S&P 500 Index companies.

Going forward, if the market prices securities based upon traditional measures such as valuation, quality, return on equity, and dividends, the Fund's relative performance should improve. This, in our minds, reinforces the strategy of holding a portfolio of the leading companies in each of the major economic sectors of the S&P 500 Index.

We are pleased to be part of your long-term investment planning.

Sincerely,

/s/ Thomas J. Rowland                       /s/ David D. Cox

Thomas J. Rowland, CFA                      David D. Cox, CFA
President                                   Vice President
Wayne Hummer Investment Trust               Wayne Hummer Asset
                                            Management Company

1    The Fund's returns exclude the 2% sales charge.

2 The Standard & Poor's 500 Stock Index measures the performance of an unmanaged group of 500 widely held large-capitilization U.S. Stocks.

PERFORMANCE COMPARISON

WAYNE HUMMER COREPORTFOLIO FUND VS. S&P 500 INDEX

Growth of $10,000 initial investment from inception (August 2, 1999) through September 30, 2003.

[line chart data]:


                                              CorePortfolio
                                S&P 500                Fund

Aug 2 99                        $10,000             $ 9,800
                                  9,955               9,850
Sep-99                            9,682               9,520
                                 10,295              10,420
                                 10,504              10,540
                                 11,123              11,196
                                 10,564              10,855
                                 10,364              10,344
Mar-00                           11,378              11,506
                                 11,036              10,750
                                 10,809              10,439
                                 11,076              10,860
                                 10,903              10,830
                                 11,580              11,211
Sep-00                           10,968              10,229
                                 10,922              10,259
                                 10,061               9,557
                                 10,111               9,196
                                 10,469               9,397
                                  9,515               8,645
Mar-01                            8,912               7,993
                                  9,605               8,785
                                  9,669               8,825
                                  9,434               8,735
                                  9,341               8,595
                                  8,757               7,961
Sep-01                            8,050               7,469
                                  8,204               7,700
                                  8,833               8,152
                                  8,910               8,183
                                  8,780               7,871
                                  8,611               7,790
Mar-02                            8,935               7,981
                                  8,393               7,321
                                  8,331               7,210
                                  7,738               6,776
                                  7,135               6,354
                                  7,182               6,425
Sep-02                            6,346               5,715
                                  6,905               6,354
                                  7,312               6,557
                                  6,882               6,150
                                  6,702               5,926
                                  6,602               5,814
Mar-03                            6,666               5,957
                                  7,215               6,395
                                  7,595               6,446
                                  7,692               6,538
                                  7,827               6,620
                                  7,980               6,641
Sep-03                            7,895               6,600




AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/03

                                                       SINCE INCEPTION DATE
  ANNUALIZED RETURNS FOR THE                             (AUGUST 2, 1999 -
  FOLLOWING PERIODS:                   1 YEAR           SEPTEMBER 30, 2003)
================================================================================

  WAYNE HUMMER
  COREPORTFOLIO FUND
  (assuming 2% sales charge)              13.16%             (9.50%)
--------------------------------------------------------------------------------
  S&P 500 INDEX                           24.40%             (5.33%)
--------------------------------------------------------------------------------



Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer CorePortfolio Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 Index. The S&P 500 Index is unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

  ASSET ALLOCATION BY ECONOMIC SECTOR AS OF 9/30/03:
  (% of net assets)
================================================================================

[pie chart data]:

Consumer Discretionary          10.0
Consumer Staples                11.6
Energy                           5.7
Financials                      20.8
Health Care                     13.2
Industrials                     10.6
Information Technology          18.1
Materials                        2.6
Telecommunication Services       3.2
Utilities                        2.8
Cash and Other                   1.4



  TOP 10 STOCK HOLDINGS AS OF 9/30/03: (% of net assets)
================================================================================

 1. Microsoft Corporation (Computer Software & Services)............................... 8.5%
 2. Citigroup Inc. (Banking)........................................................... 8.3%
 3. General Electric Company (Electrical Equipment).................................... 7.5%
 4. Pfizer Inc. (Health Care - Drugs).................................................. 6.2%
 5. Wal-Mart Stores, Inc. (Retail)..................................................... 6.0%
 6. American International Group, Inc. (Insurance)..................................... 5.3%
 7. Intel Corporation (Electronic Components - Semiconductor).......................... 5.2%
 8. International Business Machines Corporation (Computer Software & Services)......... 4.4%
 9. Bank of America Corporation (Banking).............................................. 4.1%
10. Exxon Mobil Corporation (Oil)...................................................... 3.9%


Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES

As stated in the prospectus, the CorePortfolio Fund is rebalanced at the end of each quarter. Based on the September 30, 2003 market capitalization weightings of the Economic Sectors of the S&P 500 Index and of the individual stocks comprising the S&P 500 Index, the following changes were made to the portfolio effective October 1, 2003:

 ADDITIONS

Security                                   Economic Sector
Comcast Corporation Class A                Consumer Discretionary
Exelon Corporation                         Utilities

 DELETIONS

Security                                   Economic Sector
Dominion Resources, Inc.                   Utilities
Medco Health Solutions, Inc.               Health Care
Viacom Inc. Class B                        Consumer Discretionary

STATEMENTS OF ASSETS AND LIABILITIES

                                      SEPTEMBER 30, 2003
                                              (UNAUDITED)    MARCH 31, 2003
--------------------------------------------------------------------------------
  ASSETS
  Investments, at value:
     Unaffiliated issuers (Cost:
        $18,736,715 and $19,562,930,
        respectively)                        $16,513,644        $15,204,467
     Affiliated issuers (Cost: $217,499
        and $341,696, respectively)              217,499            341,696
--------------------------------------------------------------------------------
  Receivable for Fund Shares sold                  6,719              3,681
--------------------------------------------------------------------------------
  Dividends receivable                            16,690             27,071
--------------------------------------------------------------------------------
  Other                                            8,057              3,821
================================================================================
  Total assets                                16,762,609         15,580,736
--------------------------------------------------------------------------------

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                    86              2,500
--------------------------------------------------------------------------------
  Accrued liabilities                             11,003             13,657
================================================================================
  Total liabilities                               11,089             16,157
================================================================================
  Net assets applicable to 2,600,981 and
     2,662,840 Shares outstanding, no par
     value, equivalent to $6.44 and $5.85
     per Share, respectively                 $16,751,520        $15,564,579
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                            $27,461,245        $27,862,873
--------------------------------------------------------------------------------
  Net unrealized depreciation of investments  (2,223,071)        (4,358,463)
--------------------------------------------------------------------------------
  Accumulated net realized loss on
     sales of investments                     (8,523,073)        (7,991,548)
--------------------------------------------------------------------------------
  Undistributed net investment income             36,419             51,717
================================================================================
  Net assets applicable to Shares
     outstanding                             $16,751,520        $15,564,579
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price per Share
     ($16,751,520 / 2,600,981 Shares outstanding
     $15,564,579 / 2,662,840 Shares
     outstanding, respectively)                    $6.44              $5.85
================================================================================
  Maximum offering price per Share (net asset
     value, plus 2.02% of net asset value or 2% of
     offering price)                               $6.57              $5.97
================================================================================


               See accompanying notes to the financial statements.

STATEMENTS OF OPERATIONS

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2003         YEAR ENDED
                                              (UNAUDITED)    MARCH 31, 2003
--------------------------------------------------------------------------------
  INVESTMENT INCOME:
  Dividends                                     $155,295           $346,153
--------------------------------------------------------------------------------

  EXPENSES:
  Management fees                                 34,060             73,054
--------------------------------------------------------------------------------
  Transfer agent fees                             16,835             23,955
--------------------------------------------------------------------------------
  Professional fees                               11,805             20,730
--------------------------------------------------------------------------------
  Printing costs                                   6,700             15,727
--------------------------------------------------------------------------------
  Custodian fees                                   5,000             13,032
--------------------------------------------------------------------------------
  Portfolio accounting fees                        6,651             10,266
--------------------------------------------------------------------------------
  Trustee fees                                     5,455             10,164
--------------------------------------------------------------------------------
  Registration fees                                6,500             10,050
--------------------------------------------------------------------------------
  Other                                            2,396              1,272
================================================================================
  Total expenses                                  95,402            178,250
--------------------------------------------------------------------------------
  Less management fees waived                    (31,541)           (41,273)
================================================================================
  Net expenses                                    63,861            136,977
================================================================================
  Net investment income                           91,434            209,176
--------------------------------------------------------------------------------

  Net realized loss on sales of investments     (531,525)        (2,960,784)
--------------------------------------------------------------------------------
  Change in net unrealized depreciation        2,135,392         (3,280,155)
================================================================================
  Net gain (loss) on investments               1,603,867         (6,240,939)
================================================================================

  Net increase (decrease) in net assets
    resulting from operations                 $1,695,301        ($6,031,763)
================================================================================


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2003         YEAR ENDED
                                              (UNAUDITED)    MARCH 31, 2003
--------------------------------------------------------------------------------

  OPERATIONS:
  Net investment income                          $91,434           $209,176
--------------------------------------------------------------------------------
  Net realized loss on sales of investments     (531,525)        (2,960,784)
--------------------------------------------------------------------------------
  Change in net unrealized depreciation        2,135,392         (3,280,155)
================================================================================
  Net increase (decrease) in net assets
    resulting from operations                  1,695,301         (6,031,763)
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (106,732)          (186,686)
--------------------------------------------------------------------------------
  Net realized gains on investments                - 0 -              - 0 -
================================================================================
  Total dividends to shareholders               (106,732)          (186,686)
--------------------------------------------------------------------------------

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                    2,491,635          1,936,474
--------------------------------------------------------------------------------
  Shares issued upon reinvestment of dividends   104,989            183,893
================================================================================
                                               2,596,624          2,120,367
--------------------------------------------------------------------------------
  Less payments for Shares redeemed            2,998,252          5,868,458
================================================================================
  Decrease from Fund Share transactions         (401,628)        (3,748,091)
================================================================================

  Total increase (decrease) in net assets      1,186,941         (9,966,540)
--------------------------------------------------------------------------------

  NET ASSETS:
  Beginning of period                         15,564,579         25,531,119
================================================================================
  End of period (including undistributed
    net investment income of $36,419
     and $51,717 at September 30, 2003
    and March 31, 2003, respectively)        $16,751,520        $15,564,579
================================================================================


               See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              FOR THE PERIOD
                                                                   AUGUST 2,
                         SIX MONTHS ENDED           YEAR ENDED        1999 -
                       SEPTEMBER 30, 2003            MARCH 31,     MARCH 31,
                              (UNAUDITED)     2003     2002    2001     2000
--------------------------------------------------------------------------------
  NET ASSET VALUE,
    BEGINNING OF PERIOD             $5.85    $7.92    $7.97  $11.49    $9.80
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income              0.02     0.09     0.04    0.03     0.02
--------------------------------------------------------------------------------
  Net realized and unrealized gains
    (losses) on investments          0.61    (2.09)   (0.05)  (3.53)    1.69
================================================================================
  Total from investment operations   0.63    (2.00)   (0.01)  (3.50)    1.71
--------------------------------------------------------------------------------

  LESS DISTRIBUTIONS:
  Dividends from net
    investment income               (0.04)   (0.07)   (0.04)  (0.02)   (0.02)
--------------------------------------------------------------------------------

  NET ASSET VALUE,
    END OF PERIOD                   $6.44    $5.85    $7.92   $7.97   $11.49
================================================================================
  TOTAL RETURN (a)                 10.79%  (25.36%)  (0.14%)(30.53%)  17.41%
--------------------------------------------------------------------------------

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of
        period ($000's)            16,752   15,565   25,531  22,603   26,983
--------------------------------------------------------------------------------
  Ratio of net expenses to
    average net assets (b)          0.75%(c) 0.75%    0.75%   0.75%    0.75%(c)
--------------------------------------------------------------------------------
  Ratio of net investment income
    to average net assets (b)       1.07%(c) 1.15%    0.56%   0.22%    0.30%(c)
--------------------------------------------------------------------------------
  Portfolio turnover rate             35%(c)   29%      28%     57%      37%(c)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS:

a.) Excludes 2% sales charge.
b.) During the six months ended September 30, 2003, and the four fiscal periods ended March 31, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of gross expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.37%, 0.23%, 0.08%, 0.08% and 0.04%, respectively.
c.) Ratios have been determined on an annualized basis.


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003 (UNAUDITED)

                      NUMBER OF SHARES              VALUE

COMMON STOCKS (98.6%)

CONSUMER DISCRETIONARY 10.0%
AOL Time Warner Inc. (a)        36,203           $547,027
The Home Depot, Inc.            18,499            589,193
Viacom Inc. Class B             14,149            541,907
---------------------------------------------------------
                                                1,678,127

CONSUMER STAPLES 11.6%
The Coca-Cola Company           10,120            434,755
The Procter and Gamble
  Company                        5,328            494,545
Wal-Mart Stores, Inc.           18,050          1,008,093
---------------------------------------------------------
                                                1,937,393

ENERGY 5.7%
ChevronTexaco Corporation        2,866            204,776
ConocoPhillips                   1,820             99,645
Exxon Mobil Corporation         17,919            655,835
---------------------------------------------------------
                                                  960,256

FINANCIALS 20.8%
American International
  Group, Inc.                   15,484            893,427
Bank of America Corporation      8,867            691,981
Citigroup Inc.                  30,501          1,388,100
Wells Fargo & Company            9,912            510,468
---------------------------------------------------------
                                                3,483,976

HEALTH CARE 13.2%
Johnson & Johnson               12,912            639,402
Medco Health Solutions,
  Inc. (a) *                     1,192             30,909
Merck & Co., Inc.                9,723            492,178
Pfizer Inc.                     34,303          1,042,125
---------------------------------------------------------
                                                2,204,614

INDUSTRIALS 10.6%
3M Company                       3,282            226,688
General Electric Company        41,893          1,248,830
United Parcel Service, Inc.
  Class B                        4,711            300,562
---------------------------------------------------------
                                                1,776,080

INFORMATION TECHNOLOGY 18.1%
Intel Corporation               31,480            866,015
International Business
  Machines Corporation           8,288            732,079
Microsoft Corporation           51,490          1,430,907
---------------------------------------------------------
                                                3,029,001

                      NUMBER OF SHARES              VALUE

MATERIALS 2.6%
Dow Chemical Company             5,758           $187,365
Du Pont (E.I. ) de Nemours
  and Company                    6,250            250,063
---------------------------------------------------------
                                                  437,428

TELECOMMUNIATION SERVICES 3.2%
SBC Communications Inc.         10,917            242,903
Verizon Communications Inc.      9,029            292,901
---------------------------------------------------------
                                                  535,804

UTILITIES 2.8%
Dominion Resources, Inc.         3,624            224,325
The Southern Company             8,412            246,640
---------------------------------------------------------
                                                  470,965

=========================================================

TOTAL COMMON STOCKS
(Cost:  $18,736,715)                           16,513,644
=========================================================

SHORT-TERM INVESTMENTS (1.3%)

INVESTMENT IN AFFILIATED INVESTMENT
COMPANY

Wayne Hummer Money Market Fund
(Cost:  $217,499)                                217,499
=========================================================

TOTAL INVESTMENTS  (99.9%)
(Cost:  $18,954,214) (b)                       16,731,143

CASH AND OTHER ASSETS,
LESS LIABILITIES  (0.1%)                           20,377
=========================================================

NET ASSETS (100.0%)                           $16,751,520
=========================================================



NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Non-income producing security.
(b) Based on the cost of investments of $19,083,156 for federal income tax purposes at September 30, 2003, the aggregate gross unrealized appreciation was $497,891, the aggregate gross unrealized depreciation was $2,849,904 and the net unrealized depreciation of investments was $2,352,013.

* Spun-off from Merck & Co., Inc. on August 20, 2003.



                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
The Wayne Hummer CorePortfolio Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund ("Money Fund"), each operating as a separate mutual fund. The Fund commenced investment operations on August 2, 1999, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

The Board of Trustees of the Trust has voted to terminate the Money Fund on December 22, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Securities (other than a security for which the primary market is NASDAQ) are valued at the last reported sale price for securities traded on a principal exchange. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price, and in the absence of any Official Closing Price on the valuation date, a security is valued at the last reported price. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investments in other investment companies are valued at net asset value. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. All of the distributions made during 2003 are related to ordinary income. On October 20, 2003, an ordinary income dividend of $0.01 per Share was declared, payable October 22, 2003 to shareholders of record on October 20, 2003.

4. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

There were no significant differences between the book basis and the tax basis components of net assets, other than differences in net unrealized appreciation (depreciation) in the value of investments, and accumulated net realized loss on sale of investments, attributable to the tax deferral of losses on certain sales of securities.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2003, amounting to $7,393,408, is available to offset future capital gains. If not applied, $156,976 of the loss carryforward expires in 2008, $1,927,550 expires in 2009, $2,912,745 expires in 2010 and $2,396,137 expires in 2011.

5. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. The Adviser is entitled to reimbursement from the Fund of any fees waived or reimbursed during the first five years of operations pursuant to an Expense Limitation Agreement if such reimbursements do not cause the Fund to exceed its expense limitations. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred management fees of $34,060 and $73,054, respectively, and the Investment Adviser waived $31,541 and $41,273, respectively, of its fees.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund incurred $6,651 and $10,266, respectively, for portfolio accounting services, which included $5,800 and $8,440, respectively, for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $11,338 and $32,096 from the sale of Fund Shares during the period ended September 30, 2003, and the year ended March 31, 2003, respectively, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in the Money Fund. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statements of Operations. Information relating to these investments was as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 2003     MARCH 31, 2003
--------------------------------------------------------------------------------
  Purchases                                   $1,611,779         $2,576,749
--------------------------------------------------------------------------------
  Sales Proceeds                              $1,735,976         $2,509,575
--------------------------------------------------------------------------------
  Dividend Income                                   $428             $2,279
--------------------------------------------------------------------------------
  Value                                         $217,499           $341,696
--------------------------------------------------------------------------------
  % of Net Assets                                   1.3%               2.2%
--------------------------------------------------------------------------------


Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of the Trust, is also Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the period ended September 30, 2003, and the year ended March 31, 2003, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $5,455 and $10,164, respectively.

6. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 2003     MARCH 31, 2003
--------------------------------------------------------------------------------
  Purchases                                   $2,890,900         $5,346,335
--------------------------------------------------------------------------------
  Proceeds from sales                         $3,185,590         $9,121,432
--------------------------------------------------------------------------------



7. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                        SIX MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 2003     MARCH 31, 2003
--------------------------------------------------------------------------------
  Shares sold                                    394,647            300,858
--------------------------------------------------------------------------------
  Shares issued upon reinvestment
     of dividends                                 16,744             29,283
================================================================================
                                                 411,391            330,141
--------------------------------------------------------------------------------
  Shares redeemed                               (473,250)          (891,155)
================================================================================
  Net increase (decrease) in Shares
     outstanding                                 (61,859)          (561,014)
================================================================================

8. FEDERAL TAX STATUS OF 2003 DIVIDENDS
The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2003 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

FUND OVERVIEW
The investment objective of the Wayne Hummer CorePortfolio Fund (the "Fund") is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS
  SYSTEMATIC INVESTING
Simply your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  IRA OR RETIREMENT PLANS
Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  INTERNET ADDRESS:  www.whummer.com
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND OR YOUR INVESTMENT EXECUTIVE FOR MORE INFORMATION ON EACH OF THESE SERVICES.

BOARD OF TRUSTEES

Joseph Alaimo     Charles V. Doherty    Patrick B. Long         Eustace K. Shaw
Chairman          Joel D. Gingiss       James J. Riebandt


START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

CHICAGO     Toll-free: 800-621-4477   Local: 312-431-1700
            300 South Wacker Drive   Chicago, Illinois 60606-6607

APPLETON    Toll-free: 800-678-0833   Local: 920-734-1474
            200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

[logo]: WH Wayne Hummer
           Investments (R)


                           Distributor                        9/03



We will continue to deliver a single copy of your shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.

[logo]: WH Wayne Hummer
           Investments (R)

300 South Wacker Drive
Chicago, Illinois 60606-6607



PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

ITEM 2. CODE OF ETHICS.

Not required until annual report for registrant's fiscal year ending March 31, 2004

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required until annual report for registrant's fiscal year ending March 31, 2004

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required until annual report for registrant's fiscal year ending March 31, 2004

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Wayne Hummer Investment Trust
            -----------------------------------------------------------

By (Signature and Title)* Thomas J. Rowland
                         ----------------------------------------------
                          Principal Executive Officer


Date: December 3, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* Thomas J. Rowland
                         ----------------------------------------------
                          Principal Executive Officer


Date: December 3, 2003
    -------------------------------------------------------------------


By (Signature and Title)* Jean Maurice
                         ----------------------------------------------
                          Principal Financial Officer


Date: December 3, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.